Exhibit 10.2

LOAN AND SECURITY MODIFICATION AGREEMENT

This Loan and Security Modification Agreement (this “Amendment”), is entered into as of February 7, 2019, by and among (i) CAREKINESIS, INC., a Delaware corporation (“CareKinesis”), TABULA RASA HEALTHCARE, INC., a Delaware corporation (“Parent”), CAREVENTIONS, INC., a Delaware corporation (“Careventions”), CAPSTONE PERFORMANCE SYSTEMS, LLC, a Delaware limited liability company (“Capstone”), J. A. ROBERTSON, INC., a California corporation (“Robertson”), MEDLIANCE LLC, an Arizona limited liability company (“Medliance”), CK SOLUTIONS, LLC, a Delaware limited liability company (“CK Solutions”), TRSHC HOLDINGS, LLC, a Delaware limited liability company (“TRSHC”), SINFONIARX, INC., an Arizona corporation (“SinfoniaRX”), TRHC MEC HOLDINGS, LLC, a Delaware limited liability company (“TRHC”), MEDITURE LLC, a Minnesota limited liability company (“Mediture”), ECLUSIVE L.L.C., a Minnesota limited liability company (“eClusive”), COGNIFY, LLC, a Delaware limited liability company (“Cognify”), and TRHC DM HOLDINGS, LLC, a Delaware limited liability company (“TRHC DM”; Parent, CareKinesis, Careventions, Capstone, Robertson, Medliance, CK Solutions, TRSHC, SinfoniaRX, TRHC, Mediture,  eClusive, Cognify and TRHC DM are each referred to herein as a “Borrower”, and collectively, as the “Borrowers”), (ii) the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, the “Lenders”), and (iii) WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”), as a Lender and as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).

1.                                      DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other indebtedness which may be owing by the Borrowers to Bank, the Borrowers are indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated September 6, 2017 by and among the Borrowers, the Lenders and the Administrative Agent as may be amended from time to time (as amended, the “Loan and Security Agreement”).  Capitalized terms used without definition herein shall have the meanings assigned to them in the Loan and Security Agreement.

The Loan and Security Agreement and any and all other documents executed by the Borrowers in favor of the Lenders and/or the Administrative Agent shall be hereinafter referred to as the “Existing Documents.”

2.                                      DESCRIPTION OF CHANGE IN TERMS.

A.                                    Modification(s) to Loan and Security Agreement:

1)                                     The following defined terms in Section 1.1 of the Loan and Security Agreement are hereby amended and restated in their entirety as follows:

“Permitted Investment” means:

(a)                                 Investments existing on the Closing Date disclosed in the Schedule;

(b)                                 Investments by any Borrower and its Subsidiaries in any Subsidiary that is a co-borrower hereunder;

(c)                                  Investments by any Borrower and its Subsidiaries in any Subsidiary that is a not a co-borrower hereunder in the aggregate amount not to exceed $500,000 without Administrative Agent’s prior written consent;

(d)                                 (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank, and (iv) Bank’s money market accounts;

(e)                                  the 2019 Permitted Bond Hedge Transaction by Parent; and

(f)                                   Permitted Acquisitions.

“Subordinated Debt” means (i) any debt incurred by Borrowers that is subordinated to the debt owing by Borrowers to the Lenders on terms reasonably acceptable to Administrative Agent (and identified as being such by Borrowers and Administrative Agent), pursuant to a subordination agreement in form and substance reasonably satisfactory to Administrative Agent, and (ii) and the 2019 Convertible Senior Subordinated Notes Indebtedness for so long as the same remains subject to the subordination provisions provided in the 2019 Convertible Senior Subordinated Notes Indenture.

2)                                     The following defined terms are hereby added to Section 1.1 of the Loan and Security Agreement in alphabetical order therein:

“2019 Convertible Senior Subordinated Notes Indebtedness” means unsecured Indebtedness of Parent, incurred in or about February 2019, in an aggregate principal amount of up to Three Hundred Twenty Five Million Dollars ($325,000,000) pursuant to the 2019 Convertible Senior Subordinated Notes Indenture, that is subordinated, pursuant to terms that are consistent in all material respects with the Preliminary Offering Memorandum, in right of payment to the Obligations under this Agreement and is convertible into shares of common stock of Parent (or other securities or property following a merger event, reclassification or other change of the common stock of Parent), cash or a combination thereof (such amount of cash determined by reference to the price of Parent’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of Parent.

“2019 Convertible Senior Subordinated Notes Indenture” means, collectively, that certain indenture and first supplemental indenture thereto dated on or before February 15, 2019, as amended from time to time, by and between Parent, U.S. Bank National Association, all applicable provisions of which are consistent in all material respects with the Preliminary Offering Memorandum.

“2019 Permitted Bond Hedge Transaction” means those certain bond hedge, call or capped option relating to Parent’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of Parent) purchased by Parent in connection with the issuance of the 2019 Convertible Senior Subordinated Notes Indebtedness and settled in common stock of Parent (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of Parent’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of Parent, provided that the purchase price for such 2019 Permitted Bond Hedge Transaction, less the proceeds received by Parent from the sale of any related 2019 Permitted Warrant Transaction, does not exceed the net proceeds received by Parent from the sale of such 2019 Convertible Senior Subordinated Notes Indebtedness issued in connection with the 2019 Permitted Bond Hedge Transaction.

“2019 Permitted Warrant Transaction” means those certain call option, warrant or right to purchase relating to Parent’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of Parent) and/or cash (in an amount determined by reference to the price of such common stock) sold by Parent substantially concurrently with any purchase by Parent of the 2019 Permitted Bond Hedge Transaction.

“Preliminary Offering Memorandum” means that certain Preliminary Offering Memorandum prepared by Parent with respect to the 2019 Convertible Senior Subordinated Notes Indebtedness, the 2019 Permitted Bond Hedge Transaction, the 2019 Permitted Warrant Transaction and the other transactions contemplated thereby, and delivered to Administrative Agent on February 7, 2019.

3)                                     Section 7.4 of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“7.4                         Indebtedness.  Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except the Obligations to the Lenders, and, so long as an Event of Default has not occurred and is continuing, the following payments may be made: (i) regularly scheduled semi-annual interest payments, any payments of cash in lieu of fractional shares of common stock of Parent, and any delivery of shares of common stock of Parent due upon conversion in each case under the 2019 Convertible Senior Subordinated Notes Indebtedness to the extent permitted under the 2019 Convertible Senior Subordinated Notes Indenture, and (ii) (A) if no Advances are outstanding, payment or prepayment (including, for the avoidance of doubt, cash amounts due upon conversion) of the 2019 Convertible Senior Subordinated Notes Indebtedness to the extent permitted under the 2019 Convertible Senior Subordinated Notes Indenture, or (B) if Advances are outstanding, payment or prepayment (including, for the avoidance of doubt, cash amounts due upon conversion) of the 2019 Convertible Senior Subordinated Notes Indebtedness to the extent permitted under the 2019 Convertible Senior Subordinated Notes Indenture so long as such prepayments (other than cash in lieu of fractional shares of common stock of Parent) are fully funded with new cash proceeds received by Parent from the sale and issuance of its capital stock or Subordinated Debt.”

4)                                     Section 7.6 of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“7.6                         Distributions.  Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, or permit any of its Subsidiaries to do so, except that (i) Parent may repurchase the stock of former employees pursuant to stock repurchase agreements as long as an Event of Default does not exist prior to such repurchase or would not exist after giving effect to such repurchase; (ii) Subsidiaries may pay any dividend or make any other distribution to its equityholders; (iii) Parent may redeem shares of its (a) preferred stock to the extent it is required to do so under its certificate of incorporation (as in effect on the Closing Date), and (b) common stock up to an aggregate amount of $5,000,000, so long as (x) at the time of any such repurchase, an Event of Default has not occurred and is continuing, and (y) such redemptions are fully funded with new cash proceeds received by Parent from the sale and issuance of its capital stock; (iv) Parent may pay the premium in respect of any 2019 Permitted Bond Hedge Transaction and receive shares of Parent’s common stock upon exercise of any 2019 Permitted Bond Hedge Transaction; and (v) Parent may make any payments of cash in lieu of fractional shares of common stock of Parent required by the terms of any 2019 Permitted Warrant Transaction.

5)                                     Section 8.6 of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“8.6                         Other Agreements.  If there is a default or other failure to perform in any agreement to which a Borrower is a party or by which it is bound resulting in a right by a third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Five Hundred Thousand Dollars ($500,000) or which could have a Material Adverse Effect; provided that this Section 8.6 shall not apply to (x) any event that permits conversion of the 2019 Convertible Senior Subordinated Notes Indebtedness that is not the result of a breach or default by a Group Member of the terms of an agreement governing such 2019 Convertible Senior Subordinated Notes Indebtedness, including without limitation the 2019 Convertible Senior Subordinated Notes Indenture, or (y) any conversion of 2019 Convertible Senior Subordinated Notes Indebtedness that is not the result of a breach or default by a Group Member of the terms of an agreement governing such 2019 Convertible Senior Subordinated Notes Indebtedness.”

6)                                     Section 8 of the Loan and Security Agreement is hereby amended to add the following Section 8.11 immediately following Section 8.10 therein:

“8.11                  2019 Convertible Senior Subordinated Notes Indenture. There is a default or an event of default under the 2019 Convertible Senior Subordinated Notes Indenture, or any subordination provisions under the 2019 Convertible Senior Subordinated Notes Indenture shall for any reason be revoked, invalidated, otherwise deemed not to be effective or in full force and effect with respect to the Obligations, any Person shall be in breach of the subordination provisions of the Indenture or contest in any manner the validity or enforceability thereof or deny that the Obligations constitute “credit facility indebtedness” thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority as “credit facility indebtedness” under the 2019 Convertible Senior Subordinated Notes Indenture.”

3.                                      CONSISTENT CHANGES.  The Existing Documents are each hereby amended wherever necessary to reflect the changes described above.

4.                                      PAYMENT OF MODIFICATION FEE.  Borrower shall pay Bank a fully earned and non-refundable modification fee in the amount of $20,000.00 (“Modification Fee”), plus all reasonable out-of-pocket expenses.

5.                                      NO DEFENSES OF THE BORROWERS/GENERAL RELEASE.  Each Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Existing Documents.  Each Borrower (each, a “Releasing Party”) acknowledges that the Lenders and the Administrative Agent would not enter into this Amendment without Releasing Party’s assurance that it has no claims against the Lenders and the Administrative Agent or any of the Lenders’ and the Administrative Agent’s officers, directors, employees or agents.  Except for the obligations arising hereafter under this Amendment, each Releasing Party releases the Lenders and the Administrative Agent, and each of the Lenders’ and the Administrative Agent’s officers, directors and employees from any known or unknown claims that Releasing Party now has against any Lender and/or the Administrative Agent of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan and Security Agreement or the transactions contemplated thereby.  Each Releasing Party waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest.  The provisions, waivers and releases of this section shall inure to the benefit of the Lenders and the Administrative Agent and their respective agents, employees, officers, directors, assigns and successors in interest.  The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Loan and Security Agreement, and/or any Lender’s and/or the Administrative Agent’s actions to exercise any remedy available under the Loan and Security Agreement or otherwise.

6.                                      CONTINUING VALIDITY.  Each Borrower understands and agrees that in modifying the Existing Documents, the Lenders and the Administrative Agent are relying upon such Borrower’s representations, warranties, and agreements, as set forth in the Existing Documents.  Except as expressly modified pursuant to this Amendment, the terms of the Existing Documents remain unchanged and in full force and effect.  The Lenders’ and the Administrative Agent’s agreement to modifications to the Existing Documents pursuant to this Amendment in no way shall obligate any Lender and/or the Administrative Agent to make any future modifications to the Existing Documents.  Nothing in this Amendment shall constitute a satisfaction of the Obligations.  It is the intention of the Lenders, the Administrative Agent and the Borrowers to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by the Lenders and the Administrative Agent in writing.  No maker, endorser, or guarantor will be released by virtue of this Amendment.  The terms of this paragraph apply not only to this Amendment, but also to any subsequent loan and security modification agreements.

7.                                      CONDITIONS.  The effectiveness of this Loan and Security Modification Agreement is conditioned upon payment of the Modification Fee.

8.                                      NOTICE OF FINAL AGREEMENT.  BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:  (A) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

9.                                      COUNTERSIGNATURE.  This Amendment shall become effective only when executed by the Lenders, the Administrative Agent and the Borrowers.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWERS:

TABULA RASA HEALTHCARE, INC.

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

CAREKINESIS, INC.

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

CAREVENTIONS, INC.

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

CAPSTONE PERFORMANCE SYSTEMS, LLC

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

J. A. ROBERTSON, INC.

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

MEDLIANCE LLC

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

CK SOLUTIONS, LLC

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

TRSHC HOLDINGS, LLC

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

SINFONIARX, INC.

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

TRHC MEC HOLDINGS, LLC

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

MEDITURE LLC

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

ECLUSIVE L.L.C.

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

COGNIFY, L.L.C.

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

TRHC DM HOLDINGS, LLC

By:	/s/ Brian W. Adams
Name:	Brian W. Adams
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

ADMINISTRATIVE AGENT:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Brian McCabe
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDERS:

WESTERN ALLIANCE BANK, an Arizona corporation

By:	/s/ Brian McCabe
Title:	Vice President